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                                                                    EXHIBIT 10.7

                            INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into as of May ___, 1998, by and between HEALTHCARE FINANCIAL PARTNERS REIT, INC., a Maryland corporation (the "Corporation"), and the individual signing as Indemnitee on the signature page hereto ("Indemnitee").

         WHEREAS, the Indemnitee is an officer and/or a director of the Corporation; and

         WHEREAS, the Articles of Amendment and Restatement (the "Articles of Incorporation") of the Corporation provides for indemnification of officers and directors of the Corporation; and

         WHEREAS, the parties believe it appropriate to further memorialize and reaffirm the Corporation's obligation to indemnify the Indemnitee as set forth in the Articles of Incorporation;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:



         1.       AGREEMENT TO INDEMNIFY.

                  (a) Subject to Section 4 hereof and except as otherwise provided in this Agreement, the Corporation shall indemnify and hold harmless the Indemnitee (i) against any reasonable expenses (including attorneys' fees) in advance of the final disposition of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and whether civil, criminal, administrative or investigative ("Proceeding"), without requiring a determination of the ultimate entitlement to indemnification, or (ii) against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any Proceeding in which the Indemnitee was or is or is threatened to be made a party because he is or was an officer and/or a director of the Corporation or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise unless it is established that (a) the act or omission of the Indemnitee was material to the matter giving rise to the Proceeding and (x) was committed in bad faith or (y) was the result of active or deliberate dishonesty; (b) the Indemnitee actually received an improper personal benefit in money, property, or services; or (c) in the case of a criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. If the Proceeding is one by or in the right of the Corporation, indemnification may not be made in respect of any Proceeding in which the Indemnitee shall have been adjudged to be liable to the Corporation.



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                  (b) The termination of any Proceeding by judgment, order, or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in subsection 1(a) above. The termination of any Proceeding by conviction, or by plea of nolo contendre or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee did not meet the requisite standard of conduct.

                  (c) An Indemnitee may not be indemnified under Section 1(a) in respect of any Proceeding charging improper personal benefit to the Indemnitee, whether or not involving action in the Indemnitee's official capacity, in which the Indemnitee was adjudged to be liable on the basis that personal benefit was improperly received.

         2.       INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

                  (a) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by the Indemnitee in connection with the Proceeding;

                  (b) Reasonable expenses incurred by the Indemnitee who is a party to a Proceeding may be paid or reimbursed by the Corporation in advance of the final disposition of the Proceeding upon receipt by the Corporation of a written undertaking, substantially in the form of Annex I attached hereto, by the Indemnitee (i) of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized in this Agreement has been met; and
         (ii) to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                  (c) The undertaking required by 2(b) shall be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make the repayment.

                  (d) This Agreement does not limit the Corporation's power to pay or reimburse expenses incurred by the Indemnitee in connection with an appearance as a witness in a Proceeding at a time when the Indemnitee has not been made a named defendant or respondent in the Proceeding.

         3.       DETERMINATION OF RIGHT OF INDEMNIFICATION.

                  (a) Indemnification and advancement of expenses under this Agreement may not be made by the Corporation unless authorized for a specific Proceeding after a

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         determination has been made that indemnification of the Indemnitee is permissible in the circumstances because the Indemnitee has met the standard of conduct set forth in Section 1 hereof. Such determination shall be made:

         (i) by the Corporation's Board of Directors (the "Board") by a majority vote of a quorum consisting of directors not, at the time, parties to the Proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such Proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate;

         (ii) by special legal counsel selected by the Board or a committee of the Board by vote as set forth in Section 3(a)(i) hereof, or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which director who are parties may participate; or

         (iii)     by the stockholders of the Corporation.

                  (b) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in Section 3(a)(ii) hereof for selection of such counsel.

                  (c) Shares held by directors who are parties to the Proceeding may not be voted on the subject matter under Section 3 hereof.

         4. PROCEDURE FOR MAKING DEMANDS. Any indemnification or advancement of expenses hereunder shall be made promptly, and in any event within sixty (60) days, upon the written request of the Indemnitee, unless a determination is reasonably and promptly made by a majority vote of a quorum of disinterested directors, independent legal counsel or the stockholders, as provided in Section 3 hereof, that the applicable standards of conduct set forth in Section 1 have been met. The right to indemnification or advancement hereunder shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Board or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within sixty (60) days after application by the Indemnitee for indemnification or advancement of expenses. The Indemnitee's expenses incurred in connection with successfully establishing the Indemnitee's right to indemnification or advancement of expenses, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

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         5.  SUCCESSORS. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

         6. CONTRACT RIGHTS NOT EXCLUSIVE. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which the Indemnitee may have or may hereafter acquire under any statute, the Articles of Incorporation, any agreement by the vote of stockholders or disinterested directors of the Corporation, or otherwise.

         7. INDEMNITEE'S OBLIGATIONS. The Indemnitee shall promptly advise the Corporation in writing of the institution of any Proceeding which is or may be subject to this Agreement and keep the Corporation generally informed of, and consult with the Corporation with respect to, the status of any such Proceeding. Notices to the Corporation shall be directed to HealthCare Financial Partners REIT, Inc., 2 Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland 20815, Attn:
President (or such other address as the Corporation shall designate in writing to the Indemnitee), and shall be given by personal delivery or by mailing the same by United States Postal Service, postage prepaid, certified or registered mail, with return receipt requested. In addition, the Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

         8. SEVERABILITY. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

         9. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         10. CHOICE OF LAW. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Maryland.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                    HEALTHCARE FINANCIAL PARTNERS REIT, INC.



                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------


                                    INDEMNITEE



                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------




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                                     ANNEX I

                              UNDERTAKING AGREEMENT

         This UNDERTAKING AGREEMENT (this "Agreement") is made on
_______________, between HEALTHCARE FINANCIAL PARTNERS REIT, INC., a Maryland corporation (the "Corporation"), and _________________________, an officer and/or a member of the Board of Directors of the Corporation ("Indemnitee").

         WHEREAS, Indemnitee has become involved in investigations, claims, actions, suits or proceedings which have arisen as a result of Indemnitee's service to the Corporation; and

         WHEREAS, Indemnitee desires that the Corporation pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

         WHEREAS, the Corporation is willing to make such payments but, in accordance with Section 2-418 of the General Corporation Law of the State of Maryland, the Corporation may make such payments only if it receives an undertaking to repay from Indemnitee; and

         WHEREAS, Indemnitee is willing to give such an undertaking.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

         1. In regard to any payments made by the Corporation to Indemnitee pursuant to the terms of the Indemnification Agreement dated as of May 6, 1998 (the "Indemnification Agreement"), between the Corporation and Indemnitee, Indemnitee hereby undertakes and agrees to repay to the Corporation any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made; provided, however, that Indemnitee shall not be required to repay the amount as to which he is determined to be entitled to be indemnified by the Corporation under Section 2-418 of the General Corporation Law of the State of Maryland or other applicable law.

         2. The Indemnitee in good faith believes that the standard of conduct necessary for


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indemnification by the Corporation as authorized in the Indemnification
Agreement has been met.

         3. This Agreement shall not affect in any manner the rights which Indemnitee may have against the Corporation, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


                                    HEALTHCARE FINANCIAL PARTNERS REIT, INC.




                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

                                    INDEMNITEE




                                    Name:
                                         -----------------------------------



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